Exhibit 10.3.3

Ratification and Extension Agreement

          THIS Agreement is made and entered into this 10th day of October, 2008, by and between Millennium Group Worldwide Incorporated, a Florida corporation with its principal place of business at 2825 N. 10th Street, St. Augustine, Florida 32084 (“MGW”), and Prism Real Estate, Inc., a Minnesota corporation with a principal place of business at 6465 Wayzata Boulevard, Suite 304 Minneapolis, MN 55426 (hereinafter referred to as “Prism”).

          WHEREAS, MGW have entered into a Joint Venture agreement dated May 11, 2007 (the “Prior Joint Venture Agreement”);

          WHEREAS, the Prior Joint Venture Agreement Addendum (at Section Now, Therefore Paragraph 2) was conditioned upon MGW obtaining adequate funding under its Form S-1 Registration, such period of time having already expired as a function of the registration and review process;

          WHEREAS, both MGW and Prism wish to ratify the Prior Joint Venture Agreement Addendum and extend the period that will satisfy the Section Now, Therefore Paragraph 2 (c) condition as to timing.

          NOW, THEREFORE, the parties agree as follows:

1.	MGW and Prism hereby ratify the Prior Joint Venture Agreement in all respects;

2.	Section Now, Therefore Paragraph 2 (c) relating to timing of funding is extended to no later than December 31, 2008, or immediately after the appropriate funding is available from the offering; and

3.

This Agreement, together with the Prior Joint Venture Agreement and Amendments as hereby incorporated by reference, constitutes the entire understanding between the parties relating to the subject matter hereof, and no amendment or modification to this Agreement shall be valid or binding upon the parties unless made in writing and signed by each party.

          IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first written above.

MILLENNIUM GROUP WORLD INCORPORATED

/s/ Julius Jackson, Sr

Julius Jackson, Sr, President

PRISM REAL ESTATE, INC.

/s/ Timothy J. Oliver

Timothy J. Oliver, President

MILLENNIUM GROUP WORLD INCORPORATED